Exhibit 99.1

FOR IMMEDIATE RELEASE

June 20, 2023

Granite Ridge Resources, Inc. Announces Successful Warrant Exchange Offer

DALLAS, T.X. – June 20, 2023 – Granite Ridge Resources, Inc. (“Granite Ridge” or the “Company”) (NYSE: GRNT; GRNT.WS), a scaled, non-operated oil & gas exploration and production company, today announced the expiration and results of its previously disclosed exchange offer (the “Offer”) and consent solicitation (the “Consent Solicitation”) relating to its outstanding warrants to purchase shares of common stock of the Company, par value $0.0001 per share (the “common stock”), which warrants trade on The New York Stock Exchange (the “NYSE”) under the symbol “GRNT.WS” (the “warrants”). The Offer and Consent Solicitation expired at 11:59 p.m., Eastern Time, on June 16, 2023. The purpose of the Offer and Consent Solicitation is to simplify the Company’s capital structure and reduce the potential dilutive impact of the warrants, thereby providing the Company with more flexibility for financing its operations in the future.

The Company has been advised that 9,887,035 warrants (including 279,161 warrants tendered through guaranteed delivery), or approximately 95.5% of the outstanding warrants, were validly tendered and not validly withdrawn prior to the expiration of the Offer and Consent Solicitation. The Company expects to accept all validly tendered warrants for exchange and settlement on or before June 22, 2023.

In addition, pursuant to the Consent Solicitation, the Company received the approval of parties representing approximately 95.5% of the outstanding warrants to amend the warrant agreement that governs the warrants (such amendment, the “Warrant Amendment”), which exceeds the threshold of 50% of the outstanding warrants required to effect the Warrant Amendment. Accordingly, the Company and Continental Stock Transfer & Trust Company entered into the Warrant Amendment, dated June 20, 2023, and the Company announced that it will exercise its right, in accordance with the terms of the Warrant Amendment, to exchange each warrant that is outstanding upon the closing of the Offer for 0.225 shares of common stock per warrant, which is a ratio 10% less than the exchange ratio applicable to the Offer (the “Post-Offer Exchange”). The Company has fixed the date for the Post-Offer Exchange as July 5, 2023.

As a result of the completion of the Offer and the Post-Offer Exchange, no warrants will remain outstanding. Accordingly, the warrants will be suspended from trading on the New York Stock Exchange and will be delisted upon completion of the Post-Offer Exchange. The shares of common stock will continue to be listed and trade on the New York Stock Exchange under the symbol “GRNT.” Following completion of the Offer, there are approximately 135,148,232 shares of common stock outstanding (an increase of approximately 1.86% from prior to the closing of the Offer) and following completion of the Post-Offer Exchange there will be approximately 135,252,393 shares of common stock outstanding (an increase of approximately 1.94% from prior to the closing of the Offer and the Post-Offer Exchange).

The Company engaged BofA Securities as the dealer manager for the Offer and Consent Solicitation, D.F. King & Co., Inc. as the information agent for the Offer and Consent Solicitation, and Continental Stock Transfer & Trust Company as the exchange agent for the Offer and Consent Solicitation.

About Granite Ridge Resources, Inc.

Granite Ridge Resources, Inc. (NYSE: GRNT) is a scaled, non-operated oil & gas exploration and production company. We own a portfolio of wells and top-tier acreage across the Permian and four other prolific unconventional basins across the United States. Rather than drill wells ourselves, we increase asset diversity and decrease overhead by investing in a smaller piece of a larger number of high-graded wells drilled by proven public and private operators. We create value by generating sustainable full-cycle risk adjusted returns for investors, offering a rewarding experience for Granite Ridge’s team, and delivering reliable energy solutions to all – safely and responsibly.

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Forward-Looking Statements

This press release contains forward-looking statements regarding future events and future results that are subject to the safe harbors created under the Securities Act of 1933 (the “Securities Act”) and the Securities Exchange Act of 1934 (the “Exchange Act”). All statements other than statements of historical facts included in this release regarding the expected acceptance by Granite Ridge of all validly tendered Warrants for exchange, the closing of the Offer and Consent Solicitation, the consummation of the Post-Offer Exchange, Granite Ridge’s business strategy, and plans and objectives of management for future operations are forward-looking statements. When used in this release, forward-looking statements are generally accompanied by terms or phrases such as “estimate,” “project,” “predict,” “believe,” “expect,” “continue,” “anticipate,” “target,” “could,” “plan,” “intend,” “seek,” “goal,” “will,” “should,” “may” or other words and similar expressions that convey the uncertainty of future events or outcomes. Items contemplating or making assumptions about actual or potential future production and sales, market size, collaborations, and trends or operating results also constitute such forward-looking statements.

Forward-looking statements involve inherent risks and uncertainties, and important factors (many of which are beyond Granite Ridge’s control) that could cause actual results to differ materially from those set forth in the forward-looking statements, including the following: the ability to recognize the anticipated benefits of the business combination, Granite Ridge’s financial performance following the business combination, changes in Granite Ridge’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects and plans, changes in current or future commodity prices and interest rates, supply chain disruptions, infrastructure constraints and related factors affecting our properties, ability to acquire additional development opportunities or make acquisitions, changes in reserves estimates or the value thereof, operational risks including, but not limited to, the pace of drilling and completions activity on our properties, changes in the markets in which Granite Ridge competes, geopolitical risk and changes in applicable laws, legislation, or regulations, including those relating to environmental matters, cyber-related risks, the fact that reserve estimates depend on many assumptions that may turn out to be inaccurate and that any material inaccuracies in reserve estimates or underlying assumptions will materially affect the quantities and present value of the Granite Ridge’s reserves, the outcome of any known and unknown litigation and regulatory proceedings, legal and contractual limitations on the payment of dividends, limited liquidity and trading of Granite Ridge’s securities, acts of war or terrorism and market conditions and global, regulatory, technical, and economic factors beyond Granite Ridge’s control, including the potential adverse effects of the COVID-19 pandemic, or another major disease, affecting capital markets, general economic conditions, global supply chains and Granite Ridge’s business and operations, and increasing regulatory and investor emphasis on environmental, social and governance matters.

Granite Ridge has based these forward-looking statements on its current expectations and assumptions about future events. While management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond Granite Ridge’s control. Granite Ridge does not undertake any duty to update or revise any forward-looking statements, except as may be required by the federal securities laws.

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy, any securities, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contact information

Media

IR@GraniteRidge.com

(214) 396-2850